The Pittston Company and Subsidiaries
SUBSIDIARIES OF REGISTRANT (The Pittston Company)

(Percentage of Voting Securities 100% unless otherwise noted)

                                                             EXHIBIT 21


                                                                                              Jurisdiction
Company                                                                                       of Incorporation

PITTSTON SERVICES GROUP INC.                                                                  Virginia
      Brink's Guarding Services, Inc.                                                         Delaware
      Brink's Home Security, Inc.                                                             Delaware
            Brink's Home Security Canada Limited                                              Canada
      Brink's, Incorporated                                                                   Delaware
            Brink's Antigua Limited [47%]                                                     Antigua
            Brink's Canada Limited                                                            Canada
                  Brink's SFB Solutions, Ltd.                                                 Canada
                  Brink's Security Company Limited                                            Canada
            Brink's de Colombia S.A. [45%]                                                    Colombia
            Brink's Express Company                                                           Illinois
            Brink's (Liberia) Inc.                                                            Liberia
            Brink's Peru, S.A.[4.96%]                                                         Peru
            Brink's Puerto Rico, Inc.                                                         Puerto Rico
            Brink's Redevelopment Corporation                                                 Missouri
            Brink's St. Kitts-Nevis Ltd. [33.33%]                                             B.W. Indies
            Brink's St. Lucia [26.3%]                                                         B.W. Indies
            Brink's Security International, Inc.                                              Delaware
                  Brink's Air Courier Australia Pty. Ltd.                                     Australia
                  Brink's Allied Limited (Ireland) [50%]                                      Ireland
                        Allied Couriers Limited                                               Ireland
                        Brink's Ireland Limited                                               Ireland
                  Brink's Arya India Private Limited [40%]                                    India
                  Brink's Barbados Limited [14.3%]                                            Barbados
                  Brink's Bolivia S.A. [59%]                                                  Bolivia
                  Brink's Chile Ltda. [50.1%]                                                 Chile
                  Brink's Diamond & Jewelry Services, Inc.                                    Delaware
                  Brink's Diamond & Jewelry Services S.R.L.                                   Italy
                  Brink's Far East Limited [99.9%]                                            Hong Kong
                  Brink's HKS Limited [33.33%][33.33% BI]                                     Hong Kong
                  Brink's Holland B.V.                                                        Netherlands
                        Brink's-Nedlloyd VOF [65% partnership]                                Netherlands
                  Brink's International A.G. [50% BSI; 50% BL]                                Switzerland
                  Brink's International Management Group, Inc.                                Delaware
                  Brink's Israel, Ltd. [70%]                                                  Israel
                  Brink's Japan Ltd. [51%]                                                    Japan
                  Brink's Pakistan (Pvt) Limited [49%]                                        Pakistan
                  Brink's Panama, S.A. [49%]                                                  Panama
                  Brink's S.A. [38%]                                                          France
                  Brink's-Schenker GmbH [50%]                                                 Germany
                  Brink's Security Transport Singapore Pte. Ltd [60%]                         Singapore
                  Brink's Securmark S.p.A. [24.5%]                                            Italy
                  Brink's Servicios Ltda. [50.1%]                                             Chile
                  Brink's (Thailand) Limited [40%]                                            Thailand
                  Brink's (UK) Limited                                                        U.K.
                        Brink's Commercial Services Limited                                   U.K.
                        Brink's Diamond & Jewellery Services Limited                          U.K.
                        Brink's Limited                                                       U.K.
                              Brink's-Gerlach B.V. [60%][5% BH]                               Netherlands


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

                                                                                              Jurisdiction
Company                                                                                       of Incorporation




                              Brink's Limited (Bahrain) EC                                    Bahrain
                              Brink's (Gibraltar) Limited [99%]                               Gibraltar
                              Brink's Security Limited [99%]                                  U.K.
                              Quarrycast Commercial Limited [50% BL]                          U.K.
                  Brink's-Ziegler S.A. [20%]                                                  Belgium
                  Custodia Y Translado de Valores, C.A. [15%]                                 Venezuela
                  S.A. Brink's Diamond & Jewelry Services N.V. [99%]                          Belgium
                  S.A. Brink's Europe N.V. [99%]                                              Belgium
                  Transpar-Participacoes Ltda. [99%; 1% BI]                                   Brazil
                        Alarm-Curso de Formacao de Vigilantes, Ltda.[99%]                     Brazil
                        Brink's Seguranca Transporte de Valores [99%]                         Brazil
                        Brink's Transportes e Despachos Ltda. [99%]                           Brazil
                        Brink's Viaturas e Equipamentos Ltda. [99%]                           Brazil
            Brink's SFB Solutions, Inc.                                                       Delaware
            Security Services (Brink's Jordan) Company Ltd. [45%]                             Jordan
            Servicio Pan Americano de Proteccion, S.A. [20%]                                  Mexico
      Burlington Air Express Inc.                                                             Delaware
            Burlington Air Express International Inc.                                         Delaware
                  BAX (Malaysia) Sdn. Bhd.                                                    Malaysia
                        Burlington Air Imports (Malaysia) Sdn. Bhd. [40%; 60% bumiputra]      Malaysia
                  Bax-Transitarios, Lda. [Esc. 4.980.000/BAX Esc. 20.000]                     Portugal
                  Burlington Air Express Aktiebolag                                           Sweden
                  Burlington Air Express AG                                                   Switzerland
                  Burlington Air Express AO [79%/BAX 1%/Elf-91 (unrelated 3rd party) 20%]     Russia
                  Burlington Air Express A/S                                                  Denmark
                  Burlington Air Express B.V.                                                 Netherlands
                        Burlington Air Express N.V./S.A.                                      Belgium
                        Burlington Air Express Pte Ltd.                                       Singapore
                  Burlington Air Express (Brazil) Inc.                                        Delaware
                  Burlington Air Express (Canada) Ltd.                                        Canada
                        797726 Ontario Limited                                                Canada
                  Burlington Air Express do Brazil Ltda.                                      Brazil
                  Burlington Air Express (Dubai) Inc.                                         Delaware
                  Burlington Air Express (France) SARL                                        France
                        Burlington Air Express S.A.                                           France
                  Burlington Air Express GmbH                                                 Germany
                  Burlington Air Express Holdings Pty. Limited                                Australia
                        Burlington Air Express (Aust) Pty. Limited                            Australia
                              AFCAB Pty. Limited [11.23%]                                     Australia
                              Brisbane Air Freight Forwarders Terminal Pty Ltd. [20%]         Australia
                              Burlington Air Express Cartage Pty. Limited                     Australia
                  Burlington Air Express (Ireland) Limited [11 sh./BAX 1 sh.]                 Ireland
                  Burlington Air Express Japan K.K.                                           Japan
                  Burlington Air Express Limited [Hong Kong]                                  Hong Kong
                        CAC China Air Cargo Limited                                           Hong Kong
                  Burlington Air Express Mexico, S.A. de C.V. [49,999 sh./BAX 1 sh.]          Mexico
                  Burlington Air Express (NZ) Ltd.                                            New Zealand
                        Colebrook Brothers Limited                                            New Zealand
                        Walsh and Anderson (1991) Limited                                     New Zealand
                  Burlington Air Express Services Inc.                                        Delaware
                  Burlington Air Express (U.K.) Limited                                       U.K.
                        Alltransport Holdings Limited                                         U.K.
                              Alltransport International Group Limited                        U.K.



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

                                                                                              Jurisdiction
Company                                                                                       of Incorporation

                                    Alltransport (Car Deliveries) Limited                     U.K.
                              Alltransport Warehousing Limited                                U.K.
                              Burlington Air Express Limited                                  U.K.
                              Burlington European Express Limited                             U.K.
                              Burlington Ocean Services Limited                               U.K.
                              Zalphan Services Limited                                        U.K.
                        Burlington Air Express Regional Limited                               U.K.
                        WTC Air Freight (U.K.) Limited                                        U.K.
                  Burlington International Forwarding Ltd. [33%]                              Taiwan
                  Burlington Networks B.V.                                                    Netherlands
                  Burlington Networks Inc.                                                    Delaware
                  Burlington Air Express S.A.                                                 Spain
                  Burlington-Transmaso Air Express Lda. [50%]                                 Portugal
                  Indian Enterprises Inc.                                                     Delaware
                        Indian Associates Inc. [40%]                                          Delaware
                              Burlington Air Express India Private Limited                    India
            Burlington Air Imports Inc.                                                       Delaware
            Burlington Airline Express Inc.                                                   Delaware
            Burlington Land Trading Inc.                                                      Delaware
            Highway Merchandise Express, Inc.                                                 California
            WTC Airlines, Inc.                                                                California
            WTC SUB                                                                           California
            Westransco Ocean Freight (Holdings) Limited                                       Hong Kong
                  Westransco Ocean Freight (Hong Kong) Limited                                Hong Kong
                  Westransco Ocean Freight (Japan) Limited                                    Japan
                  Westransco Ocean Freight (Taiwan) Limited                                   Taiwan
      Pittston Administrative Services Inc.                                                   Delaware
      Pittston Finance Company Inc.                                                           Delaware
PITTSTON MINERALS GROUP INC.                                                                  Virginia
      Pittston Coal Company                                                                   Delaware
            Appalachian Equipment Rental Corp.                                                Delaware
            Erwin Supply Company, Inc.                                                        Virginia
            Heartland Coal Company                                                            Delaware
            Intercontinental Coal Corp.                                                       Delaware
                  American Eagle Coal Company                                                 Virginia
            Pine Mountain Oil and Gas, Inc.                                                   Virginia
            Pittston Acquisition Company                                                      Virginia
                  Addington, Inc.                                                             Kentucky
                        Ironton Coal Company                                                  Ohio
                  Appalachian Land Company                                                    W. Virginia
                  Appalachian Mining, Inc.                                                    W. Virginia
                  Kanawha Development Corporation                                             W. Virginia
                  Maxim Management Company                                                    Virginia
                  Vandalia Resources, Inc.                                                    W. Virginia
            Pittston Coal Export Corp.                                                        Virginia
            Pittston Coal Management Company                                                  Virginia
            Pittston Coal Marketing and Development Corp.                                     Virginia
            Pittston Coal Sales Corp.                                                         Virginia
            Pittston Coal Terminal Corporation                                                Virginia
            Pittston Resources, Inc.                                                          Virginia
            Pyxis Resources Company                                                           Virginia



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

                                                                                             Jurisdiction
Company                                                                                      of Incorporation

                  Courage Mining Company                                                     Virginia
                  Holston Mining, Inc.                                                       W. Virginia
                  Motivation Coal Company                                                    Virginia
                  Paramont Coal Corporation                                                  Delaware
                  Pride Energy Company                                                       Virginia
                  Primary Sales Corporation                                                  Kentucky
                        Heartland Resources Inc.                                             W. Virginia
                        HICA Corporation                                                     Kentucky
                  Pyxis Coal Sales Company                                                   Virginia
            Sheridan-Wyoming Coal Company, Incorporated                                      Delaware
            Thames Development, Ltd.                                                         Virginia
                  Buffalo Mining Company                                                     W. Virginia
                  Clinchfield Coal Company                                                   Virginia
                        Clinchfield Cogen Company                                            Virginia
                  Dante Coal Company                                                         Virginia
                  Eastern Coal Corporation                                                   W. Virginia
                  Elkay Mining Company                                                       W. Virginia
                  Jewell Ridge Coal Corporation                                              Virginia
                  Kentland-Elkhorn Coal Corporation                                          Kentucky
                  Little Buck Coal Company                                                   Virginia
                  Meadow River Coal Company                                                  Kentucky
                  Pittston Coal Group, Inc.                                                  Virginia
                  Ranger Fuel Corporation                                                    W. Virginia
                  Sea "B" Mining Company                                                     Virginia
      Pittston Mineral Ventures Company                                                      Delaware
            PMV Gold Company                                                                 Delaware
            Pittston Mineral Ventures International Ltd.                                     Delaware
            Pittston Mineral Ventures of Australia Pty. Limited                              Australia
                  Carbon Ventures Pty. Limited                                               Australia
                        International Carbon (Aust.) Pty. Limited                            Australia
                  Pittston Australasian Mineral Exploration Pty Limited                      Australia
                  Pittston Black Sands of Western Australia Pty Limited                      Australia
            Rangeley Mineral Resources Company                                               Delaware
The Pittston Company [DELAWARE]                                                              Delaware

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